                                                                   EXHIBIT 10.22


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

                             ARRAY BIOPHARMA, INC.

                           WARRANT TO PURCHASE 40,000
                       SHARES OF SERIES A PREFERRED STOCK

                           Void after October 9, 2005


         THIS CERTIFIES THAT, for value received, Silicon Valley Bank (the "Holder") is entitled to purchase, on the terms and subject to the conditions hereof, up to 40,000 shares of Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), of Array BioPharma, Inc., a Delaware corporation (the "Company"), at a per share purchase price of $1.00 (the "Exercise Price"), subject to adjustment as provided herein.

         The following terms shall apply to this Warrant:

         1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Series A Preferred Stock covered hereby (the "Warrant Shares"), may be purchased, are as follows:

                  1.1 Number of Shares. This Warrant is being delivered to Holder as additional consideration for Holder's extension of a credit facility to the Company, pursuant to that certain Loan and Security Agreement dated of even date herewith. The number of Warrant Shares for which this Warrant is initially exercisable is 40,000 shares, which number is subject to adjustment pursuant to Section 2 of this Warrant.

                  1.2 Exercise. This Warrant may be exercised in whole or in part at any time or from time to time up until 5:00 p.m. Mountain Standard Time, October 9, 2005, and shall be void thereafter; provided that the Company shall give Holder written notice of Holder's right to exercise this Warrant not more than 90 days and not less than 30 days before such date. If the notice is not so given, the expiration date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder. The exercise of the purchase rights hereunder, in whole or in part shall be effected by (a) the surrender of this Warrant, together with a duly executed copy of the form of the subscription attached as EXHIBIT A hereto, to the Company at its principal offices, and (b) the delivery of the Exercise Price by (i) check or bank draft payable to the Company's order, or (ii) by wire transfer to the Company's account for the number of Warrant Shares for which the purchase rights hereunder are being exercised.

                  1.3 Automatic Exercise.

                           (a) Notwithstanding the provisions of Section 1.1
above, this Warrant shall automatically be deemed to be exercised in full in the manner set forth in Section 1.4 hereof, without any further action on behalf of the Holder on the earliest of a date: (a) ten (10) days prior to a "Sale of the Company" (as defined), or (b) immediately prior to the closing of an underwritten initial public offering by the Company in which the Series A Preferred Stock converts automatically into Common Stock (an "IPO"). A "Sale of the Company" shall mean either of the following (i) the acquisition of all or substantially all of the capital stock of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (ii) a sale of all or substantially all of the assets of the Company; unless the Company's shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition ro sale (by virtue of securities issued as consideration for the corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity. In connection with the exercise of this Warrant pursuant to clause (a) and clause (b) of this Section 1.3, such exercise shall be conditioned upon the closing of such Sale of the Company or IPO and the Warrant shall not be deemed to have been exercised until the closing of such Sale of the Company or IPO.

                           (b) Public Offering. For purposes of this Warrant,
IPO means the sale of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, for an underwritten public offering (other than a registration on Form S-8, Form S-4 or comparable forms), which results in aggregate cash proceeds (prior to underwriters' commissions and expenses) to the Company of more than $7,500,000. Immediately prior to the closing of any Public Offering prior to the Expiration Date, any portion of this Warrant then not exercised or exercisable will be exercisable for the number of shares of the Company's Common Stock that would have resulted from the conversion, pursuant to the Company's Articles of Incorporation then in effect of the maximum number of shares of Preferred Stock that could have been acquired by the Holder upon the exercise of the unexpired portion of this Warrant immediately prior to such Public Offering.

                  1.4 Net Issue Election.

                           (a) Upon automatic exercise of this Warrant as
provided in Section 1.3 above or at any time or from time to time as the Holder may elect, the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, shares of Series A Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice attached hereto as EXHIBIT B duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Series A Preferred Stock as is computed using the following formula:

                                        X= Y(A-B)
                                           ------
                                             A

     where:            X=      the number of shares of Series A
                               Preferred Stock to be issued to the
                               Holder.
                       Y=      the number of shares of Series A
                               Preferred Stock covered by this
                               Warrant in respect of which the net
                               issue election is made.
                       A=      the fair market value of one share
                               of Series A Preferred Stock, as
                               determined pursuant to subsection
                               (b) below, as at the time the net
                               issue election is made.
                       B=      the Exercise Price in effect under
                               this Warrant at the time the net
                               issue election is made.

                           (b) Determination of Fair Market Value. For purposes
of this Section, fair market value of one share of Series A Preferred Stock as of a particular date (the "Determination Date") shall mean:

                                    (i) In the case of an initial public
offering of the Common Stock, the initial "Price to Public" of one share of Common Stock specified in the final prospectus with respect to such offering, multiplied by the number of shares of Common Stock into which each share of Series A Preferred Stock converts as of that date;

                                    (ii) In the case of a Sale of the Company,
the effective per share consideration to be received in a Sale of the Company by holders of the Series A Preferred Stock, or if no such price is set forth in the agreement concerning the Sale of the Company, then as determined in good faith by the Company's Board of Directors;

                                    (iii) If the Company's Common Stock is
listed on a security exchange or the Nasdaq National Market, the closing price of the Company's Common Stock on such exchange or the Nasdaq National Market on the day notice of exercise is provided to the Company under Section 1.4(b) hereof, multiplied by the number of shares of Common Stock into which each share of Series A Preferred Stock converts as of that date; or

                                    (iv) If Sections 1.4(b)(i), (ii), or (iii)
do not apply, then as determined by the Board of Directors in good faith, which determination shall be conclusive and binding on the holder hereof.

                  1.5 Issuance of Shares. Upon the exercise of the purchase rights, in whole or in part, evidenced by this Warrant, a certificate or certificates for the purchased Warrant Shares shall be issued by the Company to the Holder as soon as practicable. Upon the partial exercise of this Warrant, the Company shall, as soon as practicable, deliver to the Holder a warrant in like tenor as this Warrant to purchase the number of shares in respect of which this Warrant shall not have been exercised.


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

         2. Certain Adjustments.

                  2.1 Series A Preferred Stock Dividends. If the Company at any time prior to the expiration of this Warrant shall pay a dividend with respect to the Company's Series A Preferred Stock payable in shares of Series A Preferred Stock, or make any distribution with respect to the Company's Series A Preferred Stock, then the purchase price per share shall be appropriately decreased, and the number of Warrant Shares shall be appropriately increased in proportion to such dividend.

                  2.2 Splits and Subdivisions. In the event the Company should at any time or from time to time fix a record date for a split or subdivision of the outstanding shares of Series A Preferred Stock of the Company, or the determination of the holders of Series A Preferred Stock of the Company entitled to receive a dividend or other distribution payable in additional shares of Series A Preferred Stock of the Company or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of the Company's Series A Preferred Stock (hereinafter referred to as the "Series A Preferred Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series A Preferred Stock or Series A Preferred Stock Equivalents (including the additional shares of Series A Preferred Stock issuable upon conversion or exercise thereof), then, and as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased, and the number of Warrant Shares shall be appropriately increased in proportion to such increase of outstanding shares.

                  2.3 Combination of Shares. If the number of shares of Series A Preferred Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series A Preferred Stock of the Company, the per share purchase price shall be appropriately increased and the number of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution with respect to the Series A Preferred Stock payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets, or options, or rights not referred to above, then, in each such case for the purpose of this Section 2, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Series A Preferred Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Series A Preferred Stock of the Company entitled to receive such distribution.

                  2.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment, and showing in detail the fact upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:


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

                           (a) such adjustments and readjustments;

                           (b) the purchase price at the time in effect; and

                           (c) the number of Warrant Shares receivable upon the
                               exercise of the Warrant.

                  2.6 Notice of Record Date, etc. In the event of any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend), or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, the Company will mail to the holder of this Warrant at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                           (a) The date on which such record is to be taken for
the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right; or (b) The date on which any such reorganization, or reclassification is expected to become effective, and the record date for determining shareholders entitled to vote thereon.

         3. Representations of Holder.

                  3.1 Investment Intent. Holder hereby warrants and represents that Holder is acquiring this Warrant, and any Warrant Shares issued upon exercise of this Warrant, for Holder's own account and not with a view to their resale or distribution.

                  3.2 Exempt from Registration. Holder acknowledges that this Warrant has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), on the ground that the issuance of this Warrant is exempt from registration pursuant to Section 4(2) of the 1933 Act, and that the Company's reliance on such exemption is predicated on the representations of Holder set forth herein.

                  3.3 Investment Experience. In connection with the investment representations made herein, Holder represents that it is able to fend for itself in the transactions contemplated by this Warrant, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as it has requested and deemed appropriate to its investment decision.

                  3.4 Restricted Securities. Holder hereby confirms that Holder has been informed that this Warrant, and the Warrant Shares issued upon exercise of this Warrant, are restricted securities under the 1933 Act and may not be resold or transferred unless this Warrant, and the


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

Warrant Shares issued upon exercise of this Warrant, are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Holder hereby acknowledges that Holder is prepared to hold this Warrant, and the Warrant Shares issued upon exercise of this Warrant, for an indefinite period and that Holder is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the issuance of this Warrant from the registration requirements of the 1933 Act.

                           (a) Disposition of Shares. Holder hereby agrees that
Holder shall make no disposition of this Warrant, and the Warrant Shares issued upon exercise of this Warrant, unless and until Holder shall have (i) provided the Company with assurances that (A) the proposed disposition does not require registration of the Warrant Shares under the 1933 Act, or (B) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken; and (ii) complied with the terms of the Shareholders Agreement dated as of December 27, 1995 by and between the Company and the holders of its capital stock (the "Shareholders Agreement").

                  3.5 Restrictive Legend. In order to reflect the restrictions on disposition of the Warrant Shares, the stock certificates for the Warrant Shares will be endorsed with the following restrictive legends to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF MAY 18, 1998, AND AS MAY BE AMENDED FROM TIME TO TIME, AND SAID SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT. SUCH AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE SHAREHOLDER.

         4. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

                  4.1 The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Series A Preferred Stock and Common Stock, $.001 par value, of the Company (the "Common Stock"), as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common


                                       6
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Stock of all shares of Series A Preferred Stock receivable upon such exercise.
The Company covenants further that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

                  4.2 The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

                  4.3 The shares of Series A Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                  4.4 The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Series A Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Articles or bylaws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

         5. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional shares, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors pursuant to Section 1.4(b) above.

         6. No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, or exercise preemptive rights, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 6, however, shall limit the right of the Holder to be provided the notices required herein, or to participate in distributions described in
Section 2 hereof if the Holder ultimately exercises this Warrant. Notwithstanding the foregoing, upon exercise of this Warrant, Holder shall be deemed to be a "Holder" and "Holder of Registrable Securities" pursuant to
Section 2.2 and 2.3 of the Investor Rights Agreement dated as of May 18,. 1998, as amended, by and among the Company and certain of its shareholders; provided, that as a condition of receiving such registration rights, Holder agrees to execute such Investor Rights Agreement as requested by the Company.

         7. Transfers or Exchanges.

                  7.1 Subject to compliance with the Shareholders Agreement and applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity reasonably acceptable to the Company. The Holder will provide written notice of such transfer to the Company, and if no written objection from the Company is received by the Holder within five business days after the date of notice, then such transfer shall be deemed accepted. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

                  7.2 All new warrants issued in connection with transfers, exchanges or partial exercises shall be identified in form and provision to this Warrant, except as to the number of shares.

                  7.3 Holder hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Series A Preferred Stock or other securities of the Company, following the effective date of an IPO, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company enter into similar agreements.

         8. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company, the Holder, and their respective successors and assigns, subject at all times to the restrictions set forth in the Agreement and in this Warrant.

         9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt of notice by the Company of the loss, theft, destruction, or mutilation of this Warrant, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and, if mutilated upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant, in identical form, and dated as of such cancellation, in lieu of this Warrant.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action, or the expiration of any right required or granted herein shall be a Saturday, or Sunday, or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a legal holiday.

         11. Amendments and Waivers. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance, and either retroactively or prospectively), with the written consent of the Company and the Holder, such consent not to be unreasonably withheld. Any such amendment or waiver shall be binding on the Holder.

         12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado.


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

         13. Notices. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently delivered or made if sent by first class mail, postage prepaid, addressed to any holder of a Warrant at its last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its principal executive office at 1722 14th Street, Suite 230, Boulder, Colorado, 80302, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.


         DATED:  October 9, 1998

                                   ARRAY BIOPHARMA, INC., a Delaware
                                   corporation


                                   By: /s/ KEVIN KOCH
                                      ------------------------------------------
                                   Name: Kevin Koch
                                   Title: President and Chief Scientific Officer

                                   EXHIBIT A

                                  Subscription

Array BioPharma, Inc.

Ladies and Gentlemen:

         The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated October 9, 1998, __________ shares of the Series A Preferred Stock of Array BioPharma, Inc., a Delaware corporation.

Dated: _______________, ______

                                     Silicon Valley Bank

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                                   EXHIBIT B

                               Net Issue Election

Array BioPharma, Inc.

Ladies and Gentlemen:

         The undersigned hereby elects under Section 1.4 of the Warrant dated October 9, 1998 (the "Warrant"), to exercise its right to receive __________ shares of Series A Preferred Stock pursuant to the Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:


         Name for Registration:
                               ---------------------------------------
         Mailing Address:
                               ---------------------------------------

                               ---------------------------------------



                                     Silicon Valley Bank


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------